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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21873

AMERICAN VANTAGE COMPANIES
(Exact name of registrant as specified in charter)

4735 S. DURANGO DR., SUITE #105	89147
(Address of principal executive offices)	(Zip code)

JAY H. BROWN, 520 S. FOURTH ST., LAS VEGAS, NV 89101
(Name and address of agent for service)

Registrant’s telephone number, including area code: (702) 227-9800

Date of fiscal year end: DECEMBER 31, 2007

Date of reporting period: JUNE 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AMERICAN VANTAGE COMPANIES

SEMI-ANNUAL REPORT

TO SHAREHOLDERS

JUNE 30, 2007

[THIS PAGE INTENTIONALLY LEFT BLANK]

PRESIDENT’S LETTER

To Our American Vantage Companies’ Stockholders:

Most managers will tell you that a business year has a rhythm.

The disposal of the media assets in March 2005 resulted in a cacophony of sound that signaled a year primarily spent on the clean-up of a myriad of loose ends resulting from those assets (with one remaining loose end which I will discuss below).

To the outside observer, 2006 was quieter. During that year, we issued only three press releases, all earnings releases. Internally, the Board and management were taking careful, measured steps to review and assess many potential business opportunities. The year 2006 started the project momentum that set a tempo for 2007.

And, although only partially through 2007, we are in a period of dramatic forward motion.

On March 28, 2007, we announced that through a majority-owned subsidiary, Brownstone, LLC, we have returned to the tribal gaming industry by entering into a Development Agreement with the Big Sandy Rancheria Tribe of Western Mono Indians.

The Development Agreement provides that Brownstone will assist the Big Sandy Rancheria Tribe in completing the following project services:

▪	Arranging third party interim and permanent financing
▪	Meeting federal, state and local compliance with regulatory matters
▪	Identifying and negotiating contractual arrangements with architects, contractors, consultants and other professionals for the development, construction and operation of the project
▪	Developing the project business plan
▪	Consulting with respect to recruiting, hiring and training of all management and operational staff

For these services, Brownstone will receive a structuring fee for the initial, interim and permanent financings as well as a total project development fee. We are now negotiating a post-development consulting arrangement to assist the Tribe with operations for the entire destination resort.

The Big Sandy project offers the potential for a tribal gaming consulting business that will provide revenues for a number of years; but, only a finite number of years. The nature of the tribal gaming consulting business requires a dependence on a backlog of tribal gaming projects to ensure a continued revenue source.

To mitigate this risk, the Board and management expanded its vision to seek non-tribal gaming projects. To that end, on July 2, 2007, we announced the pre-development of the GoldTown Hotel & Casino Resort project. GoldTown is a two phase project with an estimated Phase I construction cost of $125 million. GoldTown will be located on a 45+ acre parcel in Douglas County, within minutes of Nevada’s capital, Carson City, and have easy access to major routes leading to Lake Tahoe, San Francisco, Sacramento and Reno.

The preliminary Phase I plans include 300 hotel rooms and suites, 92,000 square feet of casino space, 1,000 slot and video poker machines, 24 to 30 table games, a 350-seat bingo parlor, 6-table poker room, race and sports book, 250-seat celebrity concert stage and lounge, restaurants, convention facility and 50,000 square feet of retail indoor boutique-style shopping.

In addition to our equity ownership in the GoldTown Hotel and Casino Resort, we expect to receive development and management fees from the hotel and casino operations.

In order to ensure revenues and earnings while our gaming projects develop, on July 12, 2007 we also announced that our Board had approved, subject to obtaining certain banking and other consents, the acquisition of the New York City-based recruiting and temporary placement firm of Candidates on Demand Group, Inc. COD employs a staff of approximately 150 people with regional offices in New York, North Palm Beach, Florida, Dallas, Texas, Melville, New York, Westchester and Lyndhurst, New Jersey.

Although COD began operations in 2002 it has quickly reached profitability. For calendar years 2006 and 2005, COD had audited revenues of $10.9 million and $7.8 million and EBITDA of $859,000 and $937,000, respectively.  For 2005, COD was ranked as one of the fastest growing recruiting firms in New York by Crain’s New York Business Magazine. COD’s extended customer base includes Fortune 500 companies with operations in the IT, legal, accounting, financing and engineering disciplines. COD’s extended plans include increasing their existing recruiting staff, as well as opening new offices in Boston, Atlanta, Chicago, Los Angeles, Raleigh, Philadelphia and Phoenix.

At August 29, 2007, we are continuing to work with COD management on obtaining the various required consents.

I am also pleased to report that the Border Grill Las Vegas Restaurant is continuing to break its own sales records. For the six months ended June 30, 2006, the Border Grill reported sales and net income of $4,429,000 and $894,000, respectively. For the six months ended June 30, 2007, the Border Grill reported increased sales and net income of $5,316,000 and $1,000,000, respectively. This success has resulted in the May 1, 2007 signing of a lease extension through June 2021 with the Las Vegas-strip property, the Mandalay Bay Resort & Casino (owned by MGM). The extension is conditioned upon a minimum $2.0 million expansion and refurbishment expected to begin during late-2007.

Also during 2007, our Board accepted the resignation of Randolph C. Read, who resigned due to personal and professional reasons. We wish to extend our sincere thanks for the time commitment that Randy had expended in the Company’s interests as Chair of the Mergers and Acquisitions Committee and Compensation Committee, as well as a member of the Audit Committee.

And, we still have that one loose end to manage. During June 2007 the Company was served with a complaint filed by Genius Products, Inc. for damages and equitable relief in connection with the March 21, 2005 Agreement and Plan of Merger for the sale of American Vantage Media Corporation. The Company intends to fully and vigorously defend against this action. In response to the complaint, during July 2007, the Company filed a Motion to Strike the complaint in the Superior Court of the State of California. The Company may also assert counterclaims against Genius arising out of the merger agreement.

Finally, with deep sorrow the Company announced the sudden and unexpected passing of Audrey K. Tassinari, a former executive officer, a board member, my wife of 21 years and my very best friend. Besides being a strong advocate for the stockholders, as well as a sounding board for me, she always offered an unbiased—and usually correct—solution to the business issues that we confronted through the years. Appreciation of Audrey’s singular spirit has been evident from the overwhelming messages of sympathy and condolences we have received from business associates and friends. My family and I sincerely thank you.

As always we appreciate our stockholders’ support of our Company and I look forward to reporting updates on these projects and any other newsworthy developments as they happen.

Yours truly,

/s/ Ronald J. Tassinari
Ronald J. Tassinari
Chairman, President and Chief Executive Officer
August 29, 2007

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2007

Assets
Investment in Genius equity securities (cost of $1,364,000)	$1,890,000
Investment in Genius warrants (cost of $1,244,000)	1,519,000
Investment in Border Grill Las Vegas	4,600,000
Cash	4,648,000
Restricted cash	200,000
Other	1,196,000

14,053,000

Liabilities
Accounts payable	252,000
Accrued liabilities and other current payables	347,000
Note payable	425,000
Other payables	32,000

1,056,000

Net assets	$12,997,000

Analysis of net assets:
Net capital on shares of common stock, $.01 par; 100,000,000 shares
authorized; 5,729,107 shares issued and outstanding	$6,763,000
Retained earnings	6,234,000

Net assets (equivalent to $2.27 per share)	$12,997,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited)

	Name of unaffiliated user	Title of issue	Number of Shares	Value at June 30, 2007	Percentage of investments at June 30, 2007

Common stock:
	Genius Products, Inc. (GNPI.OB)		75,000	$210,000	2.6%
	Genius Products, Inc.		600,000	1,680,000	21.0%

				1,890,000	23.6%

Warrants:
	Genius Products, Inc.	$2.56 warrants	250,000	413,000	5.2%
	Genius Products, Inc.	$2.78 warrants	700,000	1,106,000	13.8%

				1,519,000	19.0%
Other:
	Border Grill Las Vegas, LLC	Member shares		4,600,000	57.4%

				$8,009,000	100.0%

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six months ended June 30, 2007

Investment income
Interest income	$61,000
Other	9,000

70,000

Expenses
Salaries and other compensation	390,000
Accounting fees	130,000
Consulting fees	107,000
Directors fees	64,000
Legal fees	160,000
Rent	53,000
Other	146,000

1,050,000

Net investment loss	(980,000)

Net realized gain on investments	431,000
Net unrealized gain on investments	76,000

507,000

Net decrease in net assets from operations	$(473,000)

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	June 30, 2007	From March 21, to December 31, 2006
	(unaudited)

(Decrease)/increase in net assets
Operations:
Net investment loss	$(980,000)	$(1,872,000)
Net realized gain on investments	431,000	749,000
Net unrealized gain on investments	76,000	1,157,000

(Decrease)/increase in net assets resulting from operations	(473,000)	34,000

Capital share transactions:
Contribution from cancellation of liabilities	706,000	-
Stock option compensation	41,000	138,000

Total increase in net assets	274,000	172,000

Net assets at beginning of period	12,723,000	7,832,000
Cumulative effect of an accounting change	-	4,719,000

Net assets at end of period	$12,997,000	$12,723,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS (unaudited)

Six months ended June 30, 2007

Cash flows from operating activities:
Net decrease in net assets from operations	$(473,000)

Adjustments to reconcile net decrease in net assets from
operations to net cash provided by operating activities:
Depreciation and amortization	5,000
Net realized gain on sale of Genius equity securities	(88,000)
Net unrealized gain on investments	(76,000)
Stock option compensation	41,000
Proceeds from sale of Genius equity securities	1,992,000
Redemption of standby letter of credit	50,000
Increase in other assets	(871,000)
Increase in accounts payable and other liabilities	17,000
Other	(2,000)

Net cash provided by operating activities	595,000

Cash flows from financing activities:
Proceeds from issuance of debt	425,000

Net cash provided by financing activities	425,000

Net increase in cash	1,020,000
Cash, at beginning of period	3,628,000

Cash, at end of period	$4,648,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 1 - Nature of operations and summary of significant accounting policies

Nature of business and business activities. Effective March 21, 2006, American Vantage Companies (with its controlled subsidiaries, collectively, “AVCS” or the “Company”), registered under the Investment Company Act of 1940 (the “Act”) as a non-diversified closed-end management investment company. Prior to March 21, 2006, the Company was registered and reported under the Securities Exchange Act of 1934.

On March 25, 2007, the Company’s wholly-owned subsidiary, Brownstone, LLC (“Brownstone”) entered into a development and structuring fee agreement (“Big Sandy Agreement”) with the Big Sandy Rancheria Tribe of Western Mono Indians (the “Tribe”) that provides (i) a development fee of the aggregate costs of developing, constructing, equipping and opening the gaming project; and, (ii) a structuring fee on the gross amount of the initial, interim and permanent financings currently anticipated to aggregate approximately $375,000,000.

At June 30, 2007, the Company holds a 49% interest in Border Grill Las Vegas, LLC (“Border Grill”), a Nevada limited liability company that owns and operates the Border Grill Las Vegas Restaurant. The Company also holds a less than 5% interest in an unconsolidated subsidiary that promotes video gaming tours (“Games Media”).

Interim financial information. The financial information as of and for June 30, 2007 is unaudited but includes all adjustments (consisting only of normal recurring adjustments) that the Company considers necessary for a fair presentation of the financial position of the Company as of such dates and the operating results and cash flows of the Company for the period. Certain information and disclosures normally included in annual financial statements have been condensed or omitted as permitted by the Securities and Exchange Commission (“SEC”). However, the Company believes the disclosures made are adequate for a fair presentation to ensure that the interim period financial statements are not misleading.

The Company’s results of operations for the interim period are not necessarily indicative of the results of operations to be expected for the entire year. These consolidated interim financial statements should be read in conjunction with the audited consolidated financial statements (and notes thereto) of the Company for the year ended December 31, 2006, which are included in the Company’s Form N-CSR.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Form N-Q is available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Principles of consolidation. The consolidated financial statements include the accounts of American Vantage Companies and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

The Company excludes the accounts of Border Grill and Games Media in reporting its consolidated financial statements.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, which estimates may require revision in future periods. Actual results could differ from those estimates.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Investment in Genius equity securities and warrants.  At June 30, 2007, the Company held 675,000 shares of Genius Products, Inc. (“Genius” or “GNPI”) common stock, 250,000 warrants exercisable at $2.56 and 700,000 warrants exercisable at $2.78. Of the 675,000 shares of GNPI common stock acquired from Genius, a total of 600,000 shares of the Genius common stock are held in escrow, of which 350,000 shares have restrictions to secure the indemnification obligations under disposition agreements. The 675,000 shares of Genius common stock were valued at $2.80 based on the closing price of the GNPI common stock on June 30, 2007.

Effective May 17, 2007, May 18, 2007 and May 21, 2007, the Company privately placed 89,000, 69,000 and 542,000 shares of the Genius common stock, respectively, for gross proceeds of $2,024,000. Direct sales costs for the May 2007 private placements totaled $32,000.

Investment in Border Grill Las Vegas. The Company holds a 49% interest in the Border Grill which owns and operates the Border Grill Las Vegas Restaurant at the Mandalay Bay Hotel and Casino in Las Vegas, Nevada. The Company has received a return of all of its initial capital investment and the priority return required under the operating agreement and now receives pro rata distributions from the Border Grill based on its percentage ownership. For the six months ended June 30, 2007, pro rata distributions totaling $343,000 are included in the net realized gain on investments on the Company’s consolidated statement of operations.

The June 30, 2007 estimated fair value of the investment in Border Grill Las Vegas of $4,600,000 is based on an independent appraisal performed by an investment banking firm during March 2007.

Cash. At June 30, 2007, the Company’s cash balance primarily includes money market funds with 30-day to annual interest yield rates varying from 2.00% - 4.63%.

Concentration of credit risk. The Company is subject to concentrations of credit risk associated with cash. The Company places cash with financial institutions holding investment grade credit ratings. The financial institutions are FDIC insured on amounts up to $100,000. In aggregate, such insured limits are exceeded by $4,383,000 at June 30, 2007.

Restricted cash. In connection with a lease agreement, a $350,000 standby letter of credit benefiting the landlord was purchased. To the extent that the lease agreement is not in default, terms of the standby letter of credit provide for individual decreases of $50,000 on each of April 1, 2005, 2006 and 2007. The standby letter of credit totaling $200,000 at June 30, 2007 is included in restricted cash in the consolidated statement of assets and liabilities and is excluded from cash on the consolidated statement of cash flows.

Other assets. During January 2007, Brownstone entered into a Memorandum of Understanding with the Tribe to provide an aggregate of $500,000 in initial financing (“Initial Financing”) for a gaming project. During June 2007, the Initial Financing was amended to provide an aggregate of $900,000. Through June 30, 2007 the Company has funded $670,000 for the Initial Financing.

The Big Sandy Agreement provides for repayment of the Initial Financing and accrued interest upon receipt of the project interim financing proceeds.

Stock-based compensation. Based upon stock options outstanding at June 30, 2007, $32,000 in compensation expense is included in salaries and other compensation and $9,000 is included in directors fees on the consolidated statement of operations. For the six months ended June 30, 2007, the Company did not grant stock options to any employees, directors or third parties.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Legal defense costs. The Company does not accrue for estimated future legal and related defense costs, if any, to be incurred in connection with outstanding or threatened litigation and other disputed matters but rather, records such as period costs when the services are rendered.

Income taxes. The income tax provision for the six months ended June 30, 2007, was fully offset by the utilization of loss carryforwards for which a valuation allowance had been previously provided. The Company's net operating loss carryforwards expire in various years through 2026.

The Company files income tax returns in the U.S. Federal, California and New York states, and New York City tax jurisdictions.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a comprehensive model for how a company should recognize and measure in its financial statements uncertain tax benefits that it has taken or expects to take on a tax return, including a decision whether to file or not to file a return in a particular jurisdiction. Under FIN 48, the financial statements must reflect expected future tax consequences of these positions presuming the taxing authorities' full knowledge of the position and all relevant facts. FIN 48 also provides guidance on derecognition, classification of interest and penalties, accounting in interim periods, and transition, as well as revises disclosure requirements and introduces a prescriptive, annual, tabular roll-forward of unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006.

The Company adopted the provisions of FIN 48 on January 1, 2007. There was no effect on the Company’s financial condition or results of operations as a result of implementing FIN 48. As of June 30, 2007 the Company has no unrecognized tax benefits. The Company does not believe there will be any material changes in unrecognized tax positions over the next twelve months.

As of June 30, 2007 the Company has no accrued interest associated with any uncertain tax benefits. The Company's practice would be to recognize interest and/or penalties related to uncertain tax positions in income tax expense.

Proxy voting policy. A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling the Company at 702.227.9800 or on the SEC’s website at http://www.sec.gov.

Note 2 - Investment in Border Grill Las Vegas

The following summarizes the unaudited condensed balance sheet of the Border Grill Las Vegas restaurant:

June 30, 2007

Assets	$1,905,000
Liabilities	739,000

Members' capital	$1,166,000

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

The following summarizes the unaudited condensed statement of operations of the Border Grill Las Vegas restaurant:

Six months ended June 30, 2007

Revenues	$5,316,000
Expenses excluding depreciation and amortization	4,249,000
Depreciation and amortization	67,000

Net income	$1,000,000

Note 3 - Notes payable

As partial consideration for the April 2003 acquisition of the assets and operations of a California limited liability company, the Company assumed a $523,000 promissory note payable to the former owners of the acquired limited liability company. Effective June 1, 2007, in exchange for the restoration of full voting rights relative to the Company’s common stock issued to these former owners in connection with the April 2003 acquisition, the $523,000 promissory note and related accrued interest of $183,000 were cancelled and the Company released. Since these creditors, as a group, is known to beneficially own 5% or more of the outstanding shares of the Company’s common stock, and because the forgiveness of this obligation could enhance their ownership rights, the debt extinguishment was treated as a contribution to the Company’s capital.

During July 2007, the Company announced the pre-development of a hotel and casino project (the “Project”) to be located in Douglas County, Nevada near Nevada’s capital, Carson City. To finance pre-development costs, during June 2007, the Company’s majority-owned subsidiary, Brownstone GoldTown, LLC (“Brownstone GoldTown”) entered into a $425,000 loan agreement (the “GoldTown Loan Agreement”) with a private company.

The GoldTown Loan Agreement provides for interest-only payments, beginning the first day of October 2007 and continuing on the first day of each third month thereafter through maturity. The interest rate is twelve percent (12%) per annum with a maturity date of the earlier of the fifth day following receipt by Brownstone of a Big Sandy Agreement development fee or structuring fee generated from the Tribe’s project permanent financing.

During August 2007, Brownstone GoldTown entered into an additional $338,000 loan agreement. Except for interest-only payments beginning on the first day of November 2007, other terms and conditions are substantially the same as the GoldTown Loan Agreement.

Note 4 - Commitments and contingencies

During June 2007 the Company was served with a complaint filed by Genius for damages and equitable relief (the “Complaint”). Genius asserts that the Company made certain misrepresentations in connection with a March 21, 2005 Agreement and Plan of Merger to which the Company, the Company’s wholly-owned subsidiary, American Vantage Media Corporation (“AVMC”) and Genius are parties (the “Merger Agreement”). These claims were the subject of a notice from counsel for Genius on May 25, 2006 (the “Notice”).

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

The Notice set forth certain claims and demands of Genius arising out of the Merger Agreement. In the Notice, Genius asserted that the Company represented that (i) at February 28, 2005, AVMC’s consolidated accounts payable was no more than $5,275,000 and its accounts receivable was not less than $4,531,000; (ii) the Company represented that AVMC had no pending suits, claims, actions, proceedings or investigations; and, (iii) the Company represented that all material taxes owed by AVMC had been paid. The Notice asserts that the Company intentionally failed to disclose or concealed facts relating to these representations.

The Company believes that such representations were not inaccurate when made and intends to fully and vigorously defend against such action. In response to the Complaint, during July 2007, the Company filed a Motion to Strike in the Superior Court of the State of California. The Company may also assert counterclaims against Genius arising out of the Merger Agreement. The Company cannot estimate the effect of the potential liability, if any, it may owe to Genius related to such representations.

In the ordinary course of business, the Company may be involved in legal proceedings regarding contractual and employment relationships, trademark or patent rights, and a variety of other matters. Contingent liabilities are recorded when it is probable that a liability has been incurred and the amount of the loss can reasonably be estimated. The Company discloses contingent liabilities when there is a reasonable possibility that the ultimate loss will materially exceed the recorded liability. Estimating probable losses requires analysis of multiple factors, in some cases including judgments about potential actions of third party claimants and courts. Therefore, actual losses in any future period are inherently uncertain. Currently, the Company believes that no pending legal proceedings or claims, in the ordinary course of business, will have a material impact on the Company’s financial position or results of operations and, accordingly, has not recorded estimated minimum losses in connection with these matters. However, if actual or estimated probable future losses exceed the recorded liability for such claims, additional charges may be recorded as other expense in the Company’s consolidated statement of operations during the period in which the actual loss or change in estimate occurs.

Note 5 - Related party transactions

For serving on the Board of Directors of the Company, the Company’s current non-employee directors were paid $55,000 for the six months ended June 30, 2007.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Note 6 - Financial highlights

	Six months ended June 30, 2007	From March 21, to December 31, 2006

Per share operating performance (for a share of
capital stock outstanding throughout the period):
Net asset value, beginning of period	$2.22	$2.22
(Loss)/gain from investment operations --
Net investment loss	(0.17)	(0.33)
Net realized gain on investments	0.08	0.13
Net unrealized gain on investments	0.01	0.20
Capital share transactions --
Contribution on cancellation of liabilities	0.12	-
Stock option compensation	0.01	-

Net asset value, at end of period	$2.27	$2.22

Total investment return	2%	0%
Market value, at end of period	$2.12	$1.15

Supplemental data:
Net assets, end of period	$12,997,000	$12,723,000
Ratio to average net assets --
Expenses	16.34%	21.57%
Net investment loss	15.25%	20.08%
Average amount of debt per share	$0.08	$0.09
Portfolio turnover rate	0.00%	0.00%

Note 7 - Subsequent events

On July 12, 2007, the Company announced that, subject to obtaining certain banking and other consents, the Company’s Board of Directors approved the acquisition of Candidates on Demand Group, Inc. (“COD”), a national recruiting and temporary placement firm headquartered in New York City. The acquisition of COD includes COD Consulting Services, Inc. and DealSplit, Inc. COD’s extended customer base includes Fortune 500 companies with operations in the IT, legal, accounting, financing and engineering disciplines. COD’s extended plans include increasing their existing recruiting staff, as well as opening offices in new U.S. markets.

In consideration of the acquisition of the COD business, at closing, the Company will pay the former sole shareholder $500,000 in cash, issue 500,000 shares of the Company’s common stock and deliver a promissory note in the amount of $1,500,000. The Company will also issue the former sole shareholder up to an additional 2,500,000 shares of the Company’s common stock and deliver a second contingent promissory note in the amount of $1,500,000. The additional shares of the Company’s common stock and the $1,500,000 contingent promissory note are contingent upon COD attaining certain 2007, 2008 and 2009 pretax income benchmarks increasing from $1,000,000 to $4,000,000.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

A seven-year voting agreement between the former sole shareholder and the Company provides that he will vote any and all Company common stock owned by him as directed by the Company’s Board of Directors. The Company has also agreed to enter into a five-year employment agreement with the former sole shareholder pursuant to which he will continue to serve as COD’s Chief Executive Officer.

To-date, the Company and COD’s management are continuing to obtain the various required consents.

See also “Note 3 - Notes payable” and “Note 4 - Commitments and contingencies” for additional subsequent event discussions.

Item 2.  Code of Ethics.

Item 2 information is only required in an annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Item 3 information is only required in an annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Item 4 information is only required in an annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Item 5 information is only required in an annual report on Form N-CSR.

Item 6.  Schedule of Investments.

See “Item 1. Reports to Stockholders” for the consolidated schedule of investments as of June 30, 2007.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management    Investment Companies.

Item 7 information is only required in an annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item 8 information is only required in an annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and  Affiliated Purchasers.

The Company made no purchases of equity securities during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

An evaluation was performed, as of June 30, 2007, under the supervision and with the participation of the Company’s management, including its President and Chief Executive Officer and Chief Accounting Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as defined in Rules 30a-3(c) under the Investment Company Act of 1940. Based on such evaluation, the Company’s management concluded that the Company’s disclosure controls and procedures were effective to ensure that information the Company is required to disclose in reports that the Company’s files or submits under the Investment Company Act of 1940 are recorded, processed, summarized and reported, and that such information is accumulated and communicated to the Company’s management, including the President and Chief Executive Officer and Chief Accounting Officer, as appropriate, to allow timely decisions regarding required disclosure.

There has been no change in the Company’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2).1	Certification of Ronald J. Tassinari pursuant to Rule 30a-2(a) under the Investment Company Act.*

(a)(2).2	Certification of Anna M. Morrison pursuant to Rule 30a-2(a) under the Investment Company Act.*

(a)(3)	Not applicable

(b)	Certification of Ronald J. Tassinari and Anna M. Morrison pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 *

_________________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Vantage Companies

By: /s/ Ronald J. Tassinari_____________________
Ronald J. Tassinari
President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

American Vantage Companies

By: /s/ Ronald J. Tassinari_____________________
Ronald J. Tassinari
President and Chief Executive Officer

Date: August 29, 2007

By: /s/ Anna M. Morrison_____________________
Anna M. Morrison
Chief Accounting Officer
(Principal Financial Officer)

Date: August 29, 2007